Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-
12

Zenix Income Fund Inc.
(Name of Registrant as Specified in its Charter)

Christina T. Sydor
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as
provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:

	(2) Form, schedule or registration statement no.:

	(3) Filing party:

	(4) Date filed:


1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                            ZENIX INCOME FUND INC.
                           SEVEN WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               -----------------

                          To Be Held on July 18, 2001

                               -----------------

To the Shareholders of Zenix Income Fund Inc.:

   The Annual Meeting of Shareholders of Zenix Income Fund Inc. (the "Fund") will be held at the Fund's offices at Seven World Trade Center, 40th Floor, Conference Room A, New York, New York at 9:00 a.m. on July 18, 2001 for the following purposes:

      1. To elect nine Directors to the Board of Directors (Proposal 1);

      2. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

   The close of business on June 6, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                               By Order of the Board of Directors,

                               Christina T. Sydor
                               Secretary

June 15, 2001

                               -----------------

   Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                        Registration                          Valid Signature
                        ------------                          ---------------
Corporate Accounts
------------------
 (1) ABC Corp. ............................................ ABC Corp.
 (2) ABC Corp. ............................................ John Doe, Treasurer
 (3) ABC Corp.
          c/o John Doe, Treasurer.......................... John Doe
 (4) ABC Corp. Profit Sharing Plan......................... John Doe, Trustee

Trust Accounts
--------------
 (1) ABC Trust............................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
          u/t/d 12/28/78................................... Jane B. Doe

Custodian or Estate Accounts
----------------------------
 (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA.................... John B. Smith
 (2) Estate of John B. Smith............................... John B. Smith, Jr.,
                                                            Executor

                            ZENIX INCOME FUND INC.
                             7 World Trade Center
                           New York, New York 10048
                                1-800-451-2010

                               -----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                 July 18, 2001

                               -----------------

                                PROXY STATEMENT

   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Zenix Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 7 World Trade Center, 40th Floor, Conference Room A, New York, New York 10048, at 9:00 a.m. on July 18, 2001, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

   The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund, Salomon Smith Barney Inc. ("Salomon Smith Barney"), and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone or mail. Salomon Smith Barney and the Fund's investment adviser, Smith Barney Fund Management LLC ("SBFM"), are each located at 7 World Trade Center, New York, New York 10048; PFPC is located at 101 Federal Street, Boston, Massachusetts 02109.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 2001, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about June 15, 2001. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on a Proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the Fund's address prior to the date of the Meeting.

   In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors will be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares (as defined below) represented at the Meeting in person or by proxy. Under the Fund's By-laws, a quorum is constituted by the presence in-person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

   The Board has fixed the close of business on June 6, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date are entitled to vote on the proposal (to the extent specified below in the proposal) with no cumulative voting rights.

   The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and auction rate cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $25,000 per share (the "Preferred Shares", and collectively with the Common Shares, the "Shares"). On the Record Date, there were 16,654,636.02 Common Shares and 2,000 Preferred Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

   At the close of business on the Record Date, the Fund had outstanding 16,654,636.02 Common Shares, of which 14,775,853.8420 or 88.72% were held in accounts of, but not beneficially owned by, CEDE & Co., as nominee for the Depository Trust and Clearing Corporation, 55 Water St., New York, New York 10041-0002. At the close of business on the Record Date, the Fund had outstanding 2,000 Preferred Shares. The following shareholders beneficially own 5% or more of the outstanding Preferred Shares of the Fund:

                          Name and Address           % of Class
                           of Shareholder              Held
                           --------------            ----------
                 Ryerson Tull Inc................... 28.95%
                 2621 W. 15th Place
                 Attn. Mike Kin
                 Chicago, IL 60608

                 Helen W. Spector...................  6.05%
                 5503 Bordley Drive
                 Houston, TX 77056

                 Taxable Preferred Secondary Trading  5.85%
                 c/o David Cumming
                 Short Term Trading Department
                 390 Greenwich Street
                 New York, N.Y. 10013

   At the close of business on the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the knowledge of the Board, owned beneficially more than 5% of the outstanding Common Shares or Preferred Shares of the Fund. As of the Record Date, the officers and Board Members of the Fund, in the aggregate, beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund.

   In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on July 18, 2001. All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                  PROPOSAL 1
                    TO ELECT NINE (9) DIRECTORS OF THE FUND

   The proposal to be considered at the Meeting is the election of nine (9) Directors of the Fund.

   Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. William R. Hutchinson and Robert A. Frankel have been nominated by the Fund's Board of Directors for election by holders of Preferred Shares ("Preferred Directors"). The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two Directors of the Fund. Martin Brody and Dwight B. Crane have been nominated by the Fund's Board of Directors for election by holders of the Fund's Common Shares ("Common Directors"). The Fund's Charter provides that the remaining nominees, Heath B. McLendon, Allan J. Bloostein, Paolo M. Cucchi, Paul Hardin, and George M. Pavia shall be elected by holders of Common and Preferred Shares voting together as a single class.

   The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

   Certain information concerning the nominees is set forth below. All the individuals listed are currently Directors of the Fund. Any Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk (*).

                  Persons Nominated for Election as Directors

                                                                             Number of
         Name, Age, Principal Occupation            Served as           Shares Beneficially
          and Other Business Experience            a Director              owned as of
            During the Past Five Years               Since        Class      May 31, 2001
            --------------------------             ---------- ---------  ------------------
Allan J. Bloostein, age 71                         1992       Common &     900.3073
President, Allan J. Bloostein Associates; formerly            Preferred (less than 1%)
Vice Chairman and Director of May Department
Stores Company; Director of Taubman Centers,
Inc.; retired Director of CVS Corporation


Martin Brody, age 79                               1988        Common    102,718.1816
Consultant, HMK Associates, a financial consulting                      (less than 1%)
firm; retired Vice Chairman of the Board of
Directors of Restaurant Associates Corp.


Dwight B. Crane, age 62                            1988        Common     1,359.7348
Professor, Harvard Business School; Director,                           (less than 1%)
Micro Forum, Inc.

                                                                          Number of
         Name, Age, Principal Occupation          Served as            Shares Beneficially
          and Other Business Experience           a Director              owned as of
           During the Past Five Years               Since      Class    May 31, 2001
           --------------------------             ----------   ------   -------------------
Paolo M. Cucchi, age 58,......................... 2001       Common &         0
Vice President and Dean of College                           Preferred
of Liberal Arts at Drew University

Robert A. Frankel, age 74                         1994       Preferred     397.961
Managing Partner, Robert A. Frankel Management                         (less than 1%)
Consultants; formerly Corporate Vice President of
The Readers Digest Assoc. Inc....................


Dr. Paul Hardin, age 69.......................... 2001       Common &         0
Chancellor Emeritus and Professor of Law at the              Preferred
University of North Carolina at Chapel Hill;
formerly Chancellor of the University of North
Carolina at Chapel Hill

William R. Hutchinson, age 58                     1995       Preferred     138.062
President, WR Hutchinson & Associates, Inc.;                           (less than 1%)
formerly Group Vice President, Mergers &
Acquisitions, BP Amoco p.l.c.; Director of
Associated Bank; Director of Associated Banc-Corp


Heath B. McLendon*, age 68                        1988       Common &  27,114.6306 (a)
Managing Director of Salomon Smith Barney;                   Preferred (less than 1%)
President and Director of SBFM and Travelers
Investment Advisor, Inc. ("TIA"); President and
Chairman of 78 investment companies affiliated
with Citigroup, Inc. ("Citigroup")...............

George M. Pavia, age 72.......................... 2001       Common &         0
Senior Partner, Pavia & Harcourt, Attorneys                  Preferred

--------
   * Denotes a director who is an "Interested Person" of the Fund, as defined in the 1940 Act.
  a) Represents shares owned by members of this director's family.

   Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, persons who beneficially own more than ten percent of the Fund's Common Shares, and certain other entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that during its fiscal year ended March 31, 2001, all filing requirements applicable to such persons were complied with.

   The Fund has no compensation committee of the Board of Directors, or any committee performing similar functions. The Fund has a nominating committee composed of Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors"), which is charged with recommending nominees for election as Directors of the Fund. The nominating committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has an audit committee composed of the Independent Directors which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors as set forth in the committee's charter, which is attached hereto as Appendix A. The audit committee held three meetings during the Fund's last fiscal year. The Fund has a pricing committee composed of the Independent Directors which is charged with determining fair value prices for securities when required. The pricing committee held one meeting during the Fund's last fiscal year.

   During the Fund's last fiscal year, seven meetings of the Board of Directors of the Fund were held, four of which were regular meetings. Dwight B. Crane attended less than 75% of such meetings held in the last fiscal year.

   Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $33,865.61 were paid to such Directors by the Fund during the year ended December 31, 2000. Fees for Independent Directors are set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephonic Board meeting. Officers of the Fund are compensated by Salomon Smith Barney.

   The following table shows the compensation paid by the Fund to each person who served as a Director during the Fund's last fiscal year:

                                   Pension or                     Total Number
                                   Retirement        Total        of Funds for
                      Aggregate    Benefits Accrued Compensation  which Director
                      Compensation as Part of       from Fund and serves within
   Name of Person     from Fund    Fund Expenses    Fund Complex  Fund Complex
   --------------     ---------    ---------------- ------------- --------------
Martin Brody          $6,217         $0               $132,950        20
Dwight B. Crane       $6,133          0               $153,175        22
Allan J. Bloostein    $6,233          0               $109,500        18
Robert A. Frankel     $6,833          0               $ 72,850         9
William R. Hutchinson $6,250          0               $ 38,300         7
Heath B. McLendon*         0          0                      0        77

--------
* Designates a director who is an "interested person" of the Fund.

   Upon attainment of age 80 Directors are required to change to Emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation paid by the Fund to Directors Emeritus totalled $3,000.

   The following is a list of the current executive officers of the Fund, all of whom have been elected by the Directors to serve until their respective successors are elected:

                                                              Principal Occupations and
                                    Position                      other Affiliations
     Name and Age             (Year First Elected)            During the Past Five Years
     ------------             --------------------            --------------------------
Heath B. McLendon, 68  Chief Executive Officer, President (see table of Directors above)
                       and Chairman of the Board (1988)
Lewis E. Daidone, 43   Senior Vice President and          Managing Director of Salomon Smith
                       Treasurer (1994)                    Barney; Executive Vice President
                                                           and Treasurer or Senior Vice
                                                           President and Treasurer of
                                                           certain other investment
                                                           companies affiliated with
                                                           Citigroup; Director and Senior
                                                           Vice President of SBFM and TIA.
John C. Bianchi, 45    Vice President and                 Managing Director of Salomon Smith
                       Investment Officer (1993)           Barney; Investment Officer of
                                                           certain other investment
                                                           companies affiliated with
                                                           Citigroup.
Christina T. Sydor, 50 Secretary (1994)                   Managing Director of Salomon
                                                           Smith Barney; Secretary of
                                                           certain other investment
                                                           companies associated with
                                                           Citigroup; General Counsel and
                                                           Secretary of SBFM and TIA.

   The principal business address of Mr. McLendon, Mr. Bianchi, and Ms. Sydor is Seven World Trade Center, New York, New York 10048. The principal business address of Mr. Daidone is 125 Broad Street, New York, New York 10004.

   The Board of Directors, including all of the Independent Directors, recommends that you vote "FOR" the election of the nominees to the Board. Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter.

                         Report of the Audit Committee

   Pursuant to a meeting of the audit committee on May 23, 2001, the audit committee reports that it has (i) reviewed and discussed the Fund's audited financial statement with management; (ii) discussed with the independent auditors the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG LLP (''KPMG'') that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditor's independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund' fiscal year ending March 31, 2001. The membership of the audit committee is comprised of the following directors: Martin Brody, Dwight B. Crane, Allan J. Bloostein, Robert A. Frankel, William R. Hutchinson, Paolo M. Cucchi, Paul Hardin, and George M. Pavia.

   Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended March 31, 2001 were $31,000.

   Financial Information Systems Design and Implementation Fees. Neither the Fund nor SBFM or other entities under common control engaged KPMG to provide advice to the Fund regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended March 31, 2001 were $63,700. The audit committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                                 OTHER MATTERS

   The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

   All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders of the Fund must be received by February 19, 2002 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 2002 Annual Meeting of Stockholders will be held in July of 2002. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

   It is important that proxies be returned promptly. Shareholders who do not expect to attend the Meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                              By Order of the Board of Directors

                              CHRISTINA T. SYDOR
                              Secretary

June 15, 2001

                                  Appendix A

                            ZENIX INCOME FUND INC.
                            AUDIT COMMITTEE CHARTER

   I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Zenix Income Fund Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc, as such requirements are interpreted by the Board of Directors in its business judgment.

   II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

    2. in its oversight of the Company's financial statements and the independent audit thereof;

    3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

   The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

   The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

   The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing at least the matters set forth in Independence Standards Board No. 1.

   III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

   IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

    2. to review the fees charged by the outside auditors for audit and non-audit services;

    3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

    4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

    5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

      . deficiencies noted in the audit in the design or operation of internal controls;

      .   consideration of fraud in a financial statement audit;

      .   detection of illegal acts;

      . the outside auditors' responsibility under generally accepted auditing standards;

      .   significant accounting policies;

      .   management judgments and accounting estimates;

      .   adjustments arising from the audit;

      . the responsibility of the outside auditors for other information in documents containing audited financial statements;

      .   disagreements with management;

      .   consultation by management with other accountants;

      . major issues discussed with management prior to retention of the outside auditors;

      .   difficulties encountered with management in performing the audit;

      . the outside auditors' judgments about the quality of the entity's accounting principles; and

      . reviews of interim financial information conducted by the outside auditors; and

   7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

   8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

   9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

   10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

   V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Common Shares of Zenix Income Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon and William J. Renahan attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Shares of the Fund. The undersigned is entitled to vote at the Annual
Meeting of
Shareholders of the Fund to be held at the offices of the Fund, 7
World Trade Center,
40th Floor, Conference Room A,
New York, New York on July 18, 2001 at 9:00 a.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated
June 15, 2001 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business
as may properly come
before
the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute
(or, if
only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please mark votes as in this example
This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF
NOMINEES AS
DIRECTORS.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF COMMON DIRECTORS			FOR   	WITHHELD
	Nominees:  (1) Martin Brody, (2) Dwight B. Crane
                                 (3) Allan J. Bloostein, , (4) Paolo M. Cucchi,
 (5) George M. Pavia, (6) Paul Hardin and (7) Heath B. McLendon
_______________________________________________________________________
____
 For all nominees except as noted above


 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date:




ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of auction rate cumulative preferred shares ("Preferred Shares") of
Zenix Income Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, and William J. Renahan attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Shares of the Fund. The undersigned is entitled to vote at the
Annual Meeting of
Shareholders of the Fund to be held at the offices of the Fund, 7
World Trade Center,
40th Floor, Conference Room A, New York, New York on July 18, 2001 at 9:00 a.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated
June 15, 2001 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business
as may properly come
before
the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute
(or, if
only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.


CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please mark votes as in this example
This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF
NOMINEES AS
DIRECTORS.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF PREFERRED DIRECTORS			FOR
	WITHHELD
	Nominees:  (01) Robert A. Frankel, (2) Allan J. Bloostein
                          (3) William R. Hutchinson, (4) Paolo M. Cucchi,
(5) Paul Hardin, (6) George M. Pavia
 and (7) Heath B. McLendon
_______________________________________________________________________
____
 For all nominees except as noted above



 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date: